SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported): January 31, 2002


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
    ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                     333-61840           13-3320910
-------------------------------       -------------      -----------------
(State or Other Jurisdiction of        (Commission       (I.R.S. Employer
        Incorporation)                File Number)       Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
                    --------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Brown & Wood LLP.

         8.1   Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

         23.1  Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)





















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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           SECURITIES CORP.


                                           By:  /s/ Steve Warjanka
                                                ---------------------
                                                Name:  Steve Warjanka
                                                Title: Vice President



Dated:  February 4, 2002

























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                                 Exhibit Index

Exhibit                                                                    Page

5.1      Legality Opinion of Brown & Wood LLP                                5

8.1      Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)           5

23.1     Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)      5





















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